SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 1997.


                                TOSCO CORPORATION
                          ____________________________

               (Exact name of registrant as specified in charter)


   NEVADA                         1-7910                     95-1865716
(State or other                (Commission                 (IRS Employer
jurisdiction of                File Number)                Identification
incorporation)                                             No.)



72 CUMMINGS POINT ROAD, STAMFORD, CT                         06902
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         203-977-1000


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(Former name or former address, if changed since last report.)

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ITEM 5.           OTHER EVENTS.

     There has been recent publicity concerning patent litigation between Unocal Corp. and certain petroleum refiners. The litigation has contested the validity of patents held by Unocal covering certain formulations for clean burning fuels meeting California fuel specifications and, in turn, alleged infringement of those patents by certain refiners.

     Tosco Corporation wishes to make clear that under the terms of the agreement by which Tosco acquired Unocal's West Coast refining and marketing assets, Tosco has no liability to Unocal for any possible past infringement of the patents, including to the date of final resolution of the matter, which, considering appeals, could take several years. Tosco is a not a party to the patent litigation.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 16, 1997

                                             TOSCO CORPORATION

                                             By:/S/ WILKES MCCLAVE
                                                    Wilkes McClave
                                                    Senior Vice President and
                                                    General Counsel